UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2019

MODERNA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38753	81-3467528
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Technology Square Cambridge, MA		02139
(Address of registrant’s principal executive office)		(Zip code)

(617) 714-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 8, 2019, Moderna, Inc. (the “Company” or “Moderna”) issued a press release, which included the Company’s current expectations with respect to its cash, cash equivalents, and investments in marketable securities as of December 31, 2018. The press release is attached hereto as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

On January 8, 2019, the Company issued a press release announcing recent progress in its immuno-oncology and rare disease programs and corporate objectives. The press release is attached hereto as Exhibit 99.1 and incorporated by reference in this Item 7.01.

The information contained in Items 2.02 and 7.01 and in the accompanying Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Special Note Regarding Forward-Looking Statements

The press release attached hereto as Exhibit 99.1 and incorporated by reference in Item 7.01 above contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended including, but not limited to, statements concerning: Moderna’s 2019-2020 corporate objectives; Moderna’s plans to move multiple programs into Phase 2 clinical trials and programs within its rare disease portfolio toward the clinic; Moderna’s plans to create new development candidates; Moderna’s plans to develop therapies in new modalities to treat a broad range of diseases; the potential of intratumoral immuno-oncology to drive anti-cancer T cell responses with mRNA medicines; the commencement of a Phase 2 cohort for mRNA-2416; the potential for Systemic Intracellular Therapeutic programs to deliver mRNA into cells within target organs as a therapeutic approach; the advancement of mRNA-3704 into clinical trials; and Moderna’s expectations regarding its cash, cash equivalents, and investments in marketable securities as of December 31, 2018. In some cases, forward-looking statements can be identified by terminology such as “will,” “may,” “should,” “expects,” “intends,” “plans,” “aims,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements are neither promises nor guarantees, and you should not place undue reliance on these forward-looking statements because they involve known and unknown risks, uncertainties and other factors, many of which are beyond Moderna’s control and which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. These risks, uncertainties and other factors include, among others: preclinical and clinical development is lengthy and uncertain, especially for a new category of medicines such as mRNA, and therefore our preclinical programs or development candidates may be delayed, terminated, or may never advance to or in the clinic; no mRNA drug has been approved in this new potential category of medicines, and may never be approved; mRNA drug development has substantial clinical development and regulatory risks due to the novel and unprecedented nature of this new category of medicines; and those described in Moderna’s Prospectus filed with the U.S. Securities and Exchange Commission (“SEC”) on December 7, 2018 and in subsequent filings made by Moderna with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by law, Moderna disclaims any intention or responsibility for updating or revising any forward-looking statements in the press release in the event of new information, future developments or otherwise. These forward-looking statements are based on Moderna’s current expectations and speak only as of the date hereof.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Moderna, Inc. dated January 8, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2019	MODERNA, INC.

	By:	/s/ Lori Henderson
Lori Henderson
General Counsel and Corporate Secretary